Exhibit 21
Subsidiaries of the Registrant
as of October 31, 2014
(100% owned unless otherwise indicated)

A.    Corporations

1.	110-112 Third Ave. Realty Corp., a New York corporation.

2.	Amwell Chase, Inc., a Delaware corporation.

3.	ESE Consultants, Inc., a Delaware corporation.

4.	ESE Consultants, Inc., a Texas corporation.

5.	ESE of North Carolina, PC, a North Carolina professional corporation.

6.	Fairway Valley, Inc., a Delaware corporation.

7.	First Brandywine Investment Corp. II, a Delaware corporation.

8.	First Brandywine Investment Corp. IV, a Delaware corporation.

9.	First Huntingdon Finance Corp., a Delaware corporation.

10.	Franklin Farms G.P., Inc., a Delaware corporation.

11.	Frenchman’s Reserve Country Club, Inc., a Florida non-profit corporation.

12.	GCAM Holding Co., Inc., a Delaware corporation.

13.	Hampton Hall Club, Inc., a South Carolina non-profit corporation.

14.	Hampton Pointe Club, Inc., a South Carolina non-profit corporation.

15.	HQZ Acquisitions, Inc., a Michigan corporation.

16.	Jupiter Country Club, Inc., a Florida non-profit corporation.

17.	MA Limited Land Corporation, a Delaware corporation.

18.	Mountain View Country Club, Inc., a California non-profit corporation.

19.	Philmont Insurance Company, a Vermont corporation.

20.	PRD Investors, Inc., a Delaware corporation.

21.	Shapell Homes, Inc., a Delaware corporation.

22.	SH Homes Corporation, a Michigan corporation.

23.	Shapell Industries, Inc., a Delaware corporation.

24.	SI Investment Corporation, a Michigan corporation.

25.	The Silverman Building Companies, Inc., a Michigan corporation.

26.	TBI Mortgage Company, a Delaware corporation.

27.	TB Proprietary Corp., a Delaware corporation.

28.	Tenby Hunt, Inc., a Delaware corporation.

29.	TIS Logistics, Inc., a Pennsylvania corporation.

30.	Toll Architecture, Inc., a Delaware corporation.

31.	Toll Architecture I, P.A., a Delaware professional corporation.

32.	Toll AZ GP Corp., a Delaware corporation.

33.	Toll Bros. of Arizona, Inc., an Arizona corporation.

34.	Toll Bros. of North Carolina, Inc., a North Carolina corporation.

35.	Toll Bros. of North Carolina II, Inc., a North Carolina corporation.

36.	Toll Bros. of North Carolina III, Inc., a North Carolina corporation.

37.	Toll Bros., Inc., a Delaware corporation.

38.	Toll Bros., Inc., a Pennsylvania corporation.

39.	Toll Bros., Inc., a Texas corporation.

40.	Toll Brothers AZ Construction Company, an Arizona corporation.

41.	Toll Brothers Finance Corp., a Delaware corporation.

42.	Toll Brothers HK Investment Co., Limited, a Hong Kong corporation.

43.	Toll Brothers Hong Kong Holdings, Limited, a Hong Kong corporation.

44.	Toll Brothers International Holdings, Inc., a Delaware corporation.

45.	Toll Brothers Real Estate, Inc., a Pennsylvania corporation.

46.	Toll Brothers South America, Inc., a Delaware corporation.

47.	Toll Buckeye Corp., a Delaware corporation.

48.	Toll CA GP Corp., a California corporation.

49.	Toll CA Holdings, Inc., a Delaware corporation.

50.	Toll Centennial Corp., a Delaware corporation.

51.	Toll CO GP Corp., a Colorado corporation.

52.	Toll Corp., a Delaware corporation.

53.	Toll DC GP Corp., a District of Columbia corporation.

54.	Toll Development Company, Inc., a Michigan corporation.

55.	Toll Diamond Corp., a Delaware corporation.

56.	Toll FL GP Corp., a Florida corporation.

57.	Toll GA GP Corp., a Georgia corporation.

58.	Toll Golden Corp., a Delaware corporation.

59.	Toll Granite Corp., a Delaware corporation.

60.	Toll Holdings, Inc., a Delaware corporation.

61.	Toll IL GP Corp., an Illinois corporation.

62.	Toll Land Corp. No. 6, a Pennsylvania corporation.

63.	Toll Land Corp. No. 10, a Delaware corporation.

64.	Toll Land Corp. No. 20, a Delaware corporation.

65.	Toll Land Corp. No. 43, a Delaware corporation.

66.	Toll Land Corp. No. 50, a Delaware corporation.

67.	Toll MD Builder Corp., a Maryland corporation.

68.	Toll Mid-Atlantic LP Company, Inc., a Delaware corporation.

69.	Toll Mid-Atlantic Note Company, Inc., a Delaware corporation.

70.	Toll Midwest Note Company, Inc., a Delaware corporation.

71.	Toll MI GP Corp., a Michigan corporation.

72.	Toll MN GP Corp., a Minnesota corporation.

73.	Toll NC GP Corp., a North Carolina corporation.

74.	Toll NH GP Corp., a New Hampshire corporation.

75.	Toll NJX-I Corp., a Delaware corporation.

76.	Toll Northeast LP Company, Inc., a Delaware corporation.

77.	Toll Northeast Note Company, Inc., a Delaware corporation.

78.	Toll Northeast Services, Inc., a Delaware corporation.

79.	Toll NV GP Corp., a Nevada corporation.

80.	Toll OH GP Corp., an Ohio corporation.

81.	Toll PA Builder Corp., a Pennsylvania corporation.

82.	Toll PA GP Corp., a Pennsylvania corporation.

83.	Toll PA II GP Corp., a Pennsylvania corporation.

84.	Toll PA III GP Corp., a Pennsylvania corporation.

85.	Toll Palmetto Corp., a Delaware corporation.

86.	Toll Peppertree, Inc., a New York corporation.

87.	Toll Realty Holdings Corp. I, a Delaware corporation.

88.	Toll Realty Holdings Corp. II, a Delaware corporation.

89.	Toll RI GP Corp., a Rhode Island corporation.

90.	Toll SC GP Corp., a South Carolina corporation.

91.	Toll Southeast LP Company, Inc., a Delaware corporation.

92.	Toll Southeast Note Company, Inc., a Delaware corporation.

93.	Toll Southwest Note Company, Inc., a Delaware corporation.

94.	Toll SW Holding I Corp., a Nevada corporation.

95.	Toll TN GP Corp., a Tennessee corporation.

96.	Toll TX GP Corp., a Delaware corporation.

97.	Toll VA GP Corp., a Delaware corporation.

98.	Toll VA Member Two, Inc., a Delaware corporation.

99.	Toll WA GP Corp., a Washington corporation.

100.	Toll WestCoast Note Company, Inc., a Delaware corporation.

101.	Toll WV GP Corp., a West Virginia corporation.

102.	Toll YL, Inc., a California corporation.

103.	Upper K Investors, Inc., a Delaware corporation.

104.	Valeria Sewerage Works Corporation, a New York corporation.

105.	Westminster Abstract Company, a Pennsylvania corporation.

106.	Westminster Insurance Agency, Inc., a Pennsylvania corporation.

107.	Westminster Security Company, a New Jersey corporation.

108.	Westminster Title Company, Inc., a California corporation.

B.    Partnerships

1.	51 N. 8th Street LP, a New York limited partnership.

2.	Ashford Land Company, L.P., a Delaware limited partnership.

3.	Advanced Broadband, L.P., a Delaware limited partnership.

4.	Audubon Ridge, L.P., a Pennsylvania limited partnership.

5.	Belmont Land, L.P., a Virginia limited partnership.

6.	Binks Estates Limited Partnership, a Florida limited partnership.

7.	The Bird Estate Limited Partnership, a Massachusetts limited partnership.

8.	Blue Bell Country Club, L.P., a Pennsylvania limited partnership.

9.	Broad Run Associates, L.P., a Pennsylvania limited partnership.

10.	CC Estates Limited Partnership, a Massachusetts limited partnership.

11.	Cold Spring Hunt, L.P., a Pennsylvania limited partnership.

12.	Coleman-Toll Limited Partnership, a Nevada limited partnership.

13.	Dominion Country Club, L.P., a Virginia limited partnership.

14.	Estates at Princeton Junction, L.P., a New Jersey limited partnership.

15.	Estates at Rivers Edge, L.P., a Pennsylvania limited partnership.

16.	Fairfax Investment, L.P., a Virginia limited partnership.

17.	Farmwell Hunt, L.P., a Virginia limited partnership.

18.	First Brandywine Partners, L.P., a Delaware partnership.

19.	French Creek Acquisition Limited Partnership, a Pennsylvania limited partnership.

20.	Gibraltar Road LP, a Pennsylvania limited partnership.

21.	Great Falls Hunt, L.P., a Virginia limited partnership.

22.	Greens at Waynesborough, L.P., a Pennsylvania limited partnership.

23.	Greenwich Chase, L.P., a New Jersey limited partnership.

24.	Hoboken Land LP, a New Jersey limited partnership.

25.	Hockessin Chase, L.P., a Delaware limited partnership.

26.	Huckins Farm Limited Partnership, a Massachusetts limited partnership

27.	Laurel Creek, L.P., a New Jersey limited partnership.

28.	Loudoun Valley Associates, L.P., a Virginia limited partnership.

29.	NC Country Club Estates Limited Partnership, a North Carolina limited partnership.

30.	Plymouth Apartments Management LP, a Pennsylvania limited partnership.

31.	Reston Note Co. LP, a Virginia limited partnership.

32.	Silverman-Toll Limited Partnership, a Michigan limited partnership

33.	Sorrento at Dublin Ranch I LP, a California limited partnership.

34.	Sorrento at Dublin Ranch III LP, a California limited partnership.

35.	South Riding Amberlea LP, a Virginia limited partnership.

36.	South Riding, L.P., a Virginia limited partnership.

37.	South Riding Partners Amberlea LP, a Virginia limited partnership.

38.	South Riding Partners, L.P., a Virginia limited partnership.

39.	Southport Landing Limited Partnership, a Connecticut limited partnership.

40.	Springton Pointe, L.P., a Pennsylvania limited partnership.

41.	Stone Mill Estates, L.P. a Pennsylvania limited partnership.

42.	Swedesford Chase, L.P., a Pennsylvania limited partnership.

43.	TBI/Naples Limited Partnership, a Florida limited partnership.

44.	TBI/Palm Beach Limited Partnership, a Florida limited partnership.

45.	Toll at Brier Creek Limited Partnership, a North Carolina limited partnership.

46.	Toll at Honey Creek Limited Partnership, a Michigan limited partnership.

47.	Toll at Westlake, L.P., a New Jersey limited partnership.

48.	Toll at Whippoorwill, L.P., a New York limited partnership.

49.	Toll Brooklyn L.P., a New York limited partnership.

50.	Toll Brooklyn Pier GP L.P., a New York limited partnership.

51.	Toll Brooklyn Pier L.P., a New York limited partnership.

52.	Toll Brothers AZ Limited Partnership, an Arizona limited partnership.

53.	Toll CA, L.P., a California limited partnership.

54.	Toll CA II, L.P., a California limited partnership.

55.	Toll CA III, L.P., a California limited partnership.

56.	Toll CA IV, L.P., a California limited partnership.

57.	Toll CA V, L.P., a California limited partnership.

58.	Toll CA VI, L.P., a California limited partnership.

59.	Toll CA VII, L.P., a California limited partnership.

60.	Toll CA VIII, L.P., a California limited partnership.

61.	Toll CA IX, L.P., a California limited partnership.

62.	Toll CA X, L.P., a California limited partnership.

63.	Toll CA XI, L.P., a California limited partnership.

64.	Toll CA XII, L.P., a California limited partnership.

65.	Toll CA XIX, L.P., a California limited partnership.

66.	Toll CO, L.P., a Colorado limited partnership.

67.	Toll CO II, L.P., a Colorado limited partnership.

68.	Toll CO III, L.P., a Colorado limited partnership.

69.	Toll CP Limited Partnership, a Maryland limited partnership.

70.	Toll CT Limited Partnership, a Connecticut limited partnership.

71.	Toll CT II Limited Partnership, a Connecticut limited partnership.

72.	Toll CT III Limited Partnership, a Connecticut limited partnership.

73.	Toll CT IV Limited Partnership, a Connecticut limited partnership.

74.	Toll DC II LP, a District of Columbia limited partnership.

75.	Toll DE LP, a Delaware limited partnership.

76.	Toll DE II LP, a Delaware limited partnership.

77.	Toll Dolington LP, a Pennsylvania limited partnership.

78.	Toll Estero Limited Partnership, a Florida limited partnership.

79.	Toll FL Limited Partnership, a Florida limited partnership.

80.	Toll FL II Limited Partnership, a Florida limited partnership.

81.	Toll FL III Limited Partnership, a Florida limited partnership.

82.	Toll FL IV Limited Partnership, a Florida limited partnership.

83.	Toll FL V Limited Partnership, a Florida limited partnership.

84.	Toll FL VI Limited Partnership, a Florida limited partnership.

85.	Toll FL VII Limited Partnership, a Florida limited partnership.

86.	Toll FL VIII Limited Partnership, a Florida limited partnership.

87.	Toll FL X Limited Partnership, a Florida limited partnership.

88.	Toll FL XI Limited Partnership, a Florida limited partnership.

89.	Toll FL XII Limited Partnership, a Florida limited partnership.

90.	Toll French Creek LP, a Pennsylvania limited partnership.

91.	Toll Ft. Myers Limited Partnership, a Florida limited partnership.

92.	Toll GA LP, a Georgia limited partnership.

93.	Toll Gibraltar LP, a Pennsylvania limited partnership.

94.	Toll Grove LP, a New Jersey limited partnership.

95.	Toll Hudson LP, a New Jersey limited partnership.

96.	Toll IL HWCC, L.P., an Illinois limited partnership.

97.	Toll IL, L.P., an Illinois limited partnership.

98.	Toll IL II, L.P., an Illinois limited partnership.

99.	Toll IL III, L.P., an Illinois limited partnership.

100.	Toll IL IV, L.P., an Illinois limited partnership.

101.	Toll IL WSB, L.P., an Illinois limited partnership.

102.	Toll Jacksonville Limited Partnership, a Florida limited partnership.

103.	Toll Land IV Limited Partnership, a New Jersey limited partnership.

104.	Toll Land V Limited Partnership, a New York limited partnership.

105.	Toll Land VI Limited Partnership, a New York limited partnership.

106.	Toll Land IX Limited Partnership, a Virginia limited partnership.

107.	Toll Land X Limited Partnership, a Virginia limited partnership.

108.	Toll Land XI Limited Partnership, a New Jersey limited partnership.

109.	Toll Land XIV Limited Partnership, a New York limited partnership.

110.	Toll Land XV Limited Partnership, a Virginia limited partnership.

111.	Toll Land XVI Limited Partnership, a New Jersey limited partnership.

112.	Toll Land XVIII Limited Partnership, a Connecticut limited partnership.

113.	Toll Land XIX Limited Partnership, a California limited partnership.

114.	Toll Land XX Limited Partnership, a California limited partnership.

115.	Toll Land XXI Limited Partnership, a Virginia limited partnership.

116.	Toll Land XXII Limited Partnership, a California limited partnership.

117.	Toll Land XXIII Limited Partnership, a California limited partnership.

118.	Toll Land XXV Limited Partnership, a New Jersey limited partnership.

119.	Toll Land XXVI Limited Partnership, an Ohio limited partnership.

120.	Toll Livingston at Naples Limited Partnership, a Florida limited partnership.

121.	Toll MA Land Limited Partnership, a Massachusetts limited partnership.

122.	Toll MA Land II Limited Partnership, a Massachusetts limited partnership.

123.	Toll MD AF Limited Partnership, a Maryland limited partnership.

124.	Toll MD Builder I, L.P., a Maryland limited partnership.

125.	Toll MD Limited Partnership, a Maryland limited partnership.

126.	Toll MD II Limited Partnership, a Maryland limited partnership.

127.	Toll MD III Limited Partnership, a Maryland limited partnership.

128.	Toll MD IV Limited Partnership, a Maryland limited partnership.

129.	Toll MD V Limited Partnership, a Maryland limited partnership.

130.	Toll MD VI Limited Partnership, a Maryland limited partnership.

131.	Toll MD VII Limited Partnership, a Maryland limited partnership.

132.	Toll MD VIII Limited Partnership, a Maryland limited partnership.

133.	Toll MD IX Limited Partnership, a Maryland limited partnership.

134.	Toll MD X Limited Partnership, a Maryland limited partnership.

135.	Toll MD XI Limited Partnership, a Maryland limited partnership.

136.	Toll MI Limited Partnership, a Michigan limited partnership.

137.	Toll MI II Limited Partnership, a Michigan limited partnership.

138.	Toll MI III Limited Partnership, a Michigan limited partnership.

139.	Toll MI IV Limited Partnership, a Michigan limited partnership.

140.	Toll MI V Limited Partnership, a Michigan limited partnership.

141.	Toll MN, L.P., a Minnesota limited partnership.

142.	Toll MN II, L.P., a Minnesota limited partnership.

143.	Toll Naples Limited Partnership, a Florida limited partnership.

144.	Toll Naval Associates, a Pennsylvania general partnership.

145.	Toll NC, L.P., a North Carolina limited partnership.

146.	Toll NC II LP, a North Carolina limited partnership.

147.	Toll NC III LP, a North Carolina limited partnership.

148.	Toll NH Limited Partnership, a New Hampshire limited partnership.

149.	Toll NJ Builder I, L.P., a New Jersey limited partnership.

150.	Toll NJ, L.P., a New Jersey limited partnership.

151.	Toll NJ II, L.P., a New Jersey limited partnership.

152.	Toll NJ III, L.P., a New Jersey limited partnership.

153.	Toll NJ IV, L.P., a New Jersey limited partnership.

154.	Toll NJ V, L.P., a New Jersey limited partnership.

155.	Toll NJ VI, L.P., a New Jersey limited partnership.

156.	Toll NJ VII, L.P., a New Jersey limited partnership.

157.	Toll NJ VIII, L.P., a New Jersey limited partnership.

158.	Toll NJ IX, L.P., a New Jersey limited partnership.

159.	Toll NJ XI, L.P., a New Jersey limited partnership.

160.	Toll NJ XII LP, a New Jersey limited partnership.

161.	Toll Northville Limited Partnership, a Michigan limited partnership.

162.	Toll NV Limited Partnership, a Nevada limited partnership.

163.	Toll NY L.P., a New York limited partnership.

164.	Toll NY III L.P., a New York limited partnership.

165.	Toll NY IV L.P., a New York limited partnership.

166.	Toll Orlando Limited Partnership, a Florida limited partnership.

167.	Toll PA, L.P., a Pennsylvania limited partnership.

168.	Toll PA II, L.P., a Pennsylvania limited partnership.

169.	Toll PA III, L.P., a Pennsylvania limited partnership.

170.	Toll PA IV, L.P., a Pennsylvania limited partnership.

171.	Toll PA V, L.P., a Pennsylvania limited partnership.

172.	Toll PA VI, L.P., a Pennsylvania limited partnership.

173.	Toll PA VIII, L.P., a Pennsylvania limited partnership.

174.	Toll PA IX, L.P., a Pennsylvania limited partnership.

175.	Toll PA X, L.P., a Pennsylvania limited partnership.

176.	Toll PA XI, L.P., a Pennsylvania limited partnership.

177.	Toll PA XII, L.P., a Pennsylvania limited partnership.

178.	Toll PA XIII, L.P., a Pennsylvania limited partnership.

179.	Toll PA XIV, L.P., a Pennsylvania limited partnership.

180.	Toll PA XV, L.P., a Pennsylvania limited partnership.

181.	Toll PA XVI, L.P., a Pennsylvania limited partnership.

182.	Toll PA XVII, L.P., a Pennsylvania limited partnership.

183.	Toll PA XVIII, L.P., a Pennsylvania limited partnership.

184.	Toll Plaza, LP, a Pennsylvania limited partnership.

185.	Toll Realty Holdings LP, a Delaware limited partnership.

186.	Toll RI, L.P., a Rhode Island limited partnership.

187.	Toll RI II, L.P., a Rhode Island limited partnership.

188.	Toll SC, L.P., a South Carolina limited partnership.

189.	Toll SC II, L.P., a South Carolina limited partnership.

190.	Toll SC III, L.P., a South Carolina limited partnership.

191.	Toll SC IV, L.P., a South Carolina limited partnership.

192.	Toll Stonebrae LP, a California limited partnership.

193.	Toll VA, L.P., a Virginia limited partnership.

194.	Toll VA II, L.P., a Virginia limited partnership.

195.	Toll VA III, L.P., a Virginia limited partnership.

196.	Toll VA IV, L.P., a Virginia limited partnership.

197.	Toll VA V, L.P., a Virginia limited partnership.

198.	Toll VA VI, L.P., a Virginia limited partnership.

199.	Toll VA VII, L.P., a Virginia limited partnership.

200.	Toll VA VIII, L.P., a Virginia limited partnership.

201.	Toll WA LP, a Washington limited partnership.

202.	Toll WV, L.P., a West Virginia limited partnership.

203.	Toll YL, L.P., a California limited partnership.

204.	Toll YL II, L.P., a California limited partnership.

205.	Toll-Dublin, L.P., a California limited partnership.

206.	Village Partners, L.P., a Pennsylvania limited partnership.

207.	Waldon Preserve Limited Partnership, a Michigan limited partnership.

208.	West Amwell Limited Partnership, a New Jersey limited partnership.

209.	Wilson Concord, L.P., a Tennessee limited partnership.

210.	Dolington Land LP, a Pennsylvania limited partnership – owned 66.6% by one of Registrant’s subsidiaries

C. Joint Venture (Wholly-Owned)

1.	Porter Ranch Development Co., a California joint venture.

D.    Limited Liability Companies

1.	5-01 – 5-17 48th Avenue LLC, a New York limited liability company.

2.	5-01 – 5-17 48th Avenue II LLC, a New York limited liability company.

3.	5-01 – 5-17 48th Avenue GC LLC, a New York limited liability company.

4.	5-01 – 5-17 48th Avenue GC II LLC, a New York limited liability company.

5.	51 N. 8th Street I LLC, a New York limited liability company.

6.	51 N. 8th Street GC LLC, a New York limited liability company.

7.	51 N. 8th Street GC II LLC, a New York limited liability company.

8.	55 West 17th Street Partners LLC, a New York limited liability company.

9.	89 Park Avenue LLC, a New York limited liability company.

10.	100 Barrow Street LLC, a New York limited liability company.

11.	100 Barrow Street Member LLC, a New York limited liability company.

12.	110-112 Third Ave. GC LLC, a New York limited liability company.

13.	110-112 Third Ave. GC II LLC, a New York limited liability company.

14.	122-130 East 23rd Street LLC, a New York limited liability company.

15.	122-130 East 23rd Street Owner LLC, a New York limited liability company.

16.	122-130 East 23rd Street Owner Member LLC, a New York limited liability company.

17.	126-142 Morgan Street Urban Renewal LLC, a New Jersey limited liability company.

18.	134 Bay Street LLC, a Delaware limited liability company.

19.	353-357 Broadway LLC, a New York limited liability company.

20.	353-357 Broadway Member LLC, a New York limited liability company.

21.	353-357 Broadway Owner LLC, a New York limited liability company.

22.	353-357 Broadway Owner Member LLC, a New York limited liability company.

23.	700 Grove Street Urban Renewal, LLC, a New Jersey limited liability company.

24.	1400 Hudson LLC, a New Jersey limited liability company.

25.	1450 Washington LLC, a New Jersey limited liability company.

26.	1500 Garden St. LLC, a New Jersey limited liability company.

27.	2301 Fallston Road LLC, a Maryland limited liability company.

28.	Arbor Hills Development LLC, a Michigan limited liability company.

29.	Arbors Porter Ranch, LLC, a California limited liability company.

30.	Arthur’s Woods, LLC, a Maryland limited liability company.

31.	Belmont Country Club I LLC, a Virginia limited liability company.

32.	Belmont Country Club II LLC, a Virginia limited liability company.

33.	Belmont Investments I LLC, a Virginia limited liability company.

34.	Belmont Investments II LLC, a Virginia limited liability company.

35.	Block 255 LLC, a New Jersey limited liability company.

36.	Brier Creek Country Club I LLC, a North Carolina limited liability company.

37.	Brier Creek Country Club II LLC, a North Carolina limited liability company.

38.	C.B.A.Z. Construction Company LLC, an Arizona limited liability company.

39.	C.B.A.Z. Holding Company LLC, a Delaware limited liability company.

40.	CF Investments LLC, a Delaware limited liability company.

41.	Component Systems I LLC, a Delaware limited liability company.

42.	Component Systems II LLC, a Delaware limited liability company.

43.	Coto de Caza Investments I LLC, a California limited liability company.

44.	Coto de Caza Investments II LLC, a California limited liability company.

45.	CWG Construction Company LLC, a New Jersey limited liability company.

46.	CWG Management LLC, a New Jersey limited liability company.

47.	Dominion Valley Country Club I LLC, a Virginia limited liability company.

48.	Dominion Valley Country Club II LLC, a Virginia limited liability company.

49.	Enclave at Long Valley I LLC, a New Jersey limited liability company.

50.	Enclave at Long Valley II LLC, a New Jersey limited liability company.

51.	First Brandywine LLC I, a Delaware limited liability company.

52.	First Brandywine LLC II, a Delaware limited liability company.

53.	First Brandywine LLC III, a Delaware limited liability company.

54.	First Brandywine LLC IV, a Delaware limited liability company.

55.	French Creek Acquisition GP, LLC, a Pennsylvania limited liability company.

56.	Frenchman’s Reserve Realty, LLC, a Florida limited liability company.

57.	GB BM2 LLC, a Delaware limited liability company.

58.	GCAM REO LLC, a Delaware limited liability company.

59.	Gibraltar AB Investments LLC, a Delaware limited liability company.

60.	Gibraltar Asset Management Services LLC, a Delaware limited liability company.

61.	Gibraltar BBI Investments LLC, a Delaware limited liability company.

62.	Gibraltar BB2 LLC, a Delaware limited liability company.

63.	Gibraltar BB4 LLC, a Delaware limited liability company.

64.	Gibraltar BMI LLC, a Delaware limited liability company.

65.	Gibraltar Capital and Asset Management LLC, a Delaware limited liability company.

66.	Gibraltar CG LLC, a Delaware limited liability company.

67.	Gibraltar Commercial I LLC, a Delaware limited liability company.

68.	Gibraltar Commercial II LLC, a Delaware limited liability company.

69.	Gibraltar Commercial III LLC, a Delaware limited liability company.

70.	Gibraltar Commercial IV LLC, a Delaware limited liability company.

71.	Gibraltar Commercial V LLC, a Delaware limited liability company.

72.	Gibraltar Commercial VI LLC, a Delaware limited liability company.

73.	Gibraltar CPKY LLC, a Delaware limited liability company.

74.	Gibraltar Residential I LLC, a Delaware limited liability company.

75.	Gibraltar SSI LLC, a Delaware limited liability company.

76.	GLCR, LLC, a North Carolina limited liability company.

77.	Golden Triangle Financial LLC, a Delaware limited liability company.

78.	Golf I Country Club Estates at Moorpark LLC, a California limited liability company.

79.	Golf II Country Club Estates at Moorpark LLC, a California limited liability company.

80.	Goshen Road Land Company LLC, a Pennsylvania limited liability company.

81.	Hampton Hall Investments LLC, a South Carolina limited liability company.

82.	Harvest Drive Investments, LLC, a Delaware limited liability company.

83.	Hasentree Country Club I LLC, a North Carolina limited liability company.

84.	Hasentree Country Club II LLC, a North Carolina limited liability company.

85.	Hatboro Road Associates LLC, a Pennsylvania limited liability company.

86.	Hawthorn Woods Country Club II LLC, an Illinois limited liability company.

87.	Heritage Manor Development, LLC, a Massachusetts limited liability company.

88.	HH Investments I LLC, a Massachusetts limited liability company.

89.	HH Investments II LLC, a Massachusetts limited liability company.

90.	HM Investments LLC, a Virginia limited liability company.

91.	HM Investments II LLC, a Virginia limited liability company.

92.	Hoboken Cove LLC, a New Jersey limited liability company.

93.	Hoboken Land I LLC, a Delaware limited liability company.

94.	HW Investments I LLC, an Illinois limited liability company.

95.	HW Investments II LLC, an Illinois limited liability company.

96.	Jacksonville TBI Realty, LLC, a Florida limited liability company.

97.	Lighthouse Point Land Company, LLC, a Florida limited liability company.

98.	Liseter Land Company LLC, a Pennsylvania limited liability company.

99.	Liseter, LLC, a Delaware limited liability company.

100.	Longmeadow Properties LLC, a Maryland limited liability company.

101.	Long Meadows TBI, LLC, a Maryland limited liability company.

102.	Manalapan Hunt Investments I LLC, a New Jersey limited liability company.

103.	Manalapan Hunt Investments II LLC, a New Jersey limited liability company.

104.	Martinsburg Ventures, L.L.C., a Virginia limited liability company.

105.	Millbrook Investments I LLC, a New Jersey limited liability company.

106.	Millbrook Investments II LLC, a New Jersey limited liability company.

107.	Mizner Realty, L.L.C., a Florida limited liability company.

108.	Morgan Street JV LLC, a Delaware limited liability company.

109.	Mountain View Country Club I LLC, a California limited liability company.

110.	Mountain View Country Club II LLC, a California limited liability company.

111.	Naples TBI Realty, LLC, a Florida limited liability company.

112.	Northville Lake Village Apartments Limited Liability Company, a Michigan limited liability company.

113.	Nosan & Silverman Homes L.L.C., a Michigan limited liability company.

114.	Orlando TBI Realty LLC, a Florida limited liability company.

115.	Paramount Village LLC, a California limited liability company.

116.	Phillips Drive LLC, a Maryland limited liability company.

117.	Placentia Development Company, LLC, a California limited liability company.

118.	Plum Canyon Master LLC, a Delaware limited liability company.

119.	PRD Investors, LLC, a Delaware limited liability company.

120.	Preston Parker LLC, a Delaware limited liability company.

121.	Prince William Land I LLC, a Virginia limited liability company.

122.	Prince William Land II LLC, a Virginia limited liability company.

123.	PT Maxwell Holdings, LLC, a New Jersey limited liability company.

124.	P.T. Maxwell, L.L.C., a New Jersey limited liability company.

125.	Rancho Costera LLC, a Delaware limited liability company.

126.	Regency at Denville, LLC, a New Jersey limited liability company.

127.	Regency at Dominion Valley LLC, a Virginia limited liability company.

128.	Regency at Mansfield I LLC, a New Jersey limited liability company.

129.	Regency at Mansfield II LLC, a New Jersey limited liability company.

130.	Regency at Washington I LLC, a New Jersey limited liability company.

131.	Regency at Washington II LLC, a New Jersey limited liability company.

132.	The Regency Golf Club I LLC, a Virginia limited liability company.

133.	The Regency Golf Club II LLC, a Virginia limited liability company.

134.	Ridge at Alta Vista Investments I LLC, a Texas limited liability company.

135.	Ridge at Alta Vista Investments II LLC, a Texas limited liability company.

136.	The Ridges at Belmont Country Club I LLC, a Virginia limited liability company.

137.	The Ridges at Belmont Country Club II LLC, a Virginia limited liability company.

138.	Shapell Hold Properties No. 1, LLC, a Delaware limited liability company.

139.	Shapell Land Company, LLC, a Delaware limited liability company.

140.	Snowmass Club I LLC, a Colorado limited liability company.

141.	Snowmass Club II LLC, a Colorado limited liability company.

142.	South Riding Realty LLC, a Virginia limited liability company.

143.	SR Amberlea LLC, a Virginia limited liability company.

144.	SRH Investments I, LLC, a California limited liability company.

145.	SRH Investments II, LLC, a California limited liability company.

146.	SRLP II LLC, a Virginia limited liability company.

147.	STBI-Warrenton, LLC, a Delaware limited liability company.

148.	Stony Kill, LLC, a New York limited liability company.

149.	Tampa TBI Realty LLC, a Florida limited liability company.

150.	TB Kent Partners LLC, a Delaware limited liability company.

151.	TL Oil & Gas LLC, a Texas limited liability company.

152.	Toll Austin TX LLC, a Texas limited liability company.

153.	Toll Austin TX II LLC, a Texas limited liability company.

154.	Toll Austin TX III LLC, a Texas limited liability company.

155.	Toll BBC LLC, a Texas limited liability company.

156.	Toll BBC II LLC, a Texas limited liability company.

157.	Toll BCCC, LLC, an Illinois limited liability company.

158.	Toll Brothers Brazil Investimentos Imobiliários Ltda., a Brazilian limited liability company.

159.	Toll Brothers Fort Monmouth LLC, a New Jersey limited liability company.

160.	Toll Brothers Realty Michigan LLC, a Michigan limited liability company.

161.	Toll Brothers Realty Michigan II LLC, a Michigan limited liability company.

162.	Toll CA I LLC, a California limited liability company.

163.	Toll CA III LLC, a California limited liability company.

164.	Toll CA Note II LLC, a California limited liability company.

165.	Toll Cedar Hunt LLC, a Virginia limited liability company.

166.	Toll CO I LLC, a Colorado limited liability company.

167.	Toll College Park LLC, a Maryland limited liability company.

168.	Toll Corners LLC, a Delaware limited liability company.

169.	Toll Dallas TX LLC, a Texas limited liability company.

170.	Toll Damonte LLC, a Nevada limited liability company.

171.	Toll DC Development LLC, a Delaware limited liability company.

172.	Toll DC Holdings LLC, a Delaware limited liability company.

173.	Toll DC LLC, a Delaware limited liability company.

174.	Toll DC Management LLC, a Delaware limited liability company.

175.	Toll DC Phase III Owner LLC, a District of Columbia limited liability company.

176.	Toll-Dublin, LLC, a California limited liability company.

177.	Toll E. 33rd Street LLC, a Delaware limited liability company.

178.	Toll EB, LLC, a Delaware limited liability company.

179.	Toll Equipment, L.L.C., a Delaware limited liability company.

180.	Toll First Avenue LLC, a New York limited liability company.

181.	Toll FL I, LLC, a Florida limited liability company.

182.	Toll FL II LLC, a Florida limited liability company.

183.	Toll FL III LLC, a Florida limited liability company.

184.	Toll FL IV LLC, a Florida limited liability company.

185.	Toll FL V LLC, a Florida limited liability company.

186.	Toll Franklin LLC, a New York limited liability company.

187.	Toll GC LLC, a New York limited liability company.

188.	Toll GC II LLC, a New York limited liability company.

189.	Toll Gibraltar I LLC, a Pennsylvania limited liability company.

190.	Toll Gibraltar II LLC, a Pennsylvania limited liability company.

191.	Toll Glastonbury LLC, a Connecticut limited liability company.

192.	Toll Henderson LLC, a Nevada limited liability company.

193.	Toll Henderson II LLC, a Nevada limited liability company.

194.	Toll Hoboken LLC, a Delaware limited liability company.

195.	Toll Holmdel LLC, a New Jersey limited liability company.

196.	Toll Houston TX LLC, a Texas limited liability company.

197.	Toll IN LLC, an Indiana limited liability company.

198.	Toll Inspirada LLC, a Nevada limited liability company.

199.	Toll Jupiter LLC, a Florida limited liability company.

200.	Toll Land VII LLC, a New York limited liability company.

201.	Toll Landscape, L.L.C., a Delaware limited liability company.

202.	Toll Landscape II, L.L.C., a Delaware limited liability company.

203.	Toll Lexington LLC, a New York limited liability company.

204.	Toll Lexington GC LLC, a New York limited liability company.

205.	Toll MA I LLC, a Massachusetts limited liability company.

206.	Toll MA II LLC, a Massachusetts limited liability company.

207.	Toll MA III LLC, a Massachusetts limited liability company.

208.	Toll MA IV LLC, a Massachusetts limited liability company.

209.	Toll Maxwell LLC, a New Jersey limited liability company.

210.	Toll MD I, L.L.C., a Maryland limited liability company.

211.	Toll MD II LLC, a Maryland limited liability company.

212.	Toll MD III LLC, a Maryland limited liability company.

213.	Toll MD IV LLC, a Maryland limited liability company.

214.	Toll MD Realty LLC, a Maryland limited liability company.

215.	Toll Midwest LLC, a Delaware limited liability company.

216.	Toll Morgan Street LLC, a Delaware limited liability company.

217.	Toll NC I LLC, a North Carolina limited liability company.

218.	Toll NC IV LLC, a North Carolina limited liability company.

219.	Toll NC Note LLC, a North Carolina limited liability company.

220.	Toll NC Note II LLC, a North Carolina limited liability company.

221.	Toll NJ I, L.L.C., a New Jersey limited liability company.

222.	Toll NJ II, L.L.C., a New Jersey limited liability company.

223.	Toll NJ III, LLC, a New Jersey limited liability company.

224.	Toll NJ Apartments Management LLC, a New Jersey limited liability company.

225.	Toll North LV LLC, a Nevada limited liability company.

226.	Toll North Reno LLC, a Nevada limited liability company.

227.	Toll Nursery, L.L.C., a Delaware limited liability company.

228.	Toll NV Holdings LLC, a Nevada limited liability company.

229.	Toll NY II LLC, a New York limited liability company.

230.	Toll Oak Creek Golf LLC, a Maryland limited liability company.

231.	Toll Park Avenue South LLC, a Delaware limited liability company.

232.	Toll Parkland GSC LLC, a Florida limited liability company.

233.	Toll Parkland LLC, a Florida limited liability company.

234.	Toll Plaza, LLC, a Pennsylvania limited liability company.

235.	Toll Plymouth LLC, a Pennsylvania limited liability company.

236.	Toll Provost Square I LLC, a Delaware limited liability company.

237.	Toll Realty L.L.C., a Florida limited liability company.

238.	Toll San Antonio TX LLC, a Texas limited liability company.

239.	Toll Sienna Member LLC, a Texas limited liability company.

240.	Toll South LV LLC, a Nevada limited liability company.

241.	Toll South Reno LLC, a Nevada limited liability company.

242.	Toll Southwest LLC, a Nevada limited liability company.

243.	Toll Stratford LLC, a Virginia limited liability company.

244.	Toll SW Holding LLC, a Nevada limited liability company.

245.	Toll Technology Investments, L.L.C., a Delaware limited liability company.

246.	Toll Turf Management, L.L.C., a Delaware limited liability company.

247.	Toll TX Note LLC, a Texas limited liability company.

248.	Toll VA L.L.C., a Delaware limited liability company.

249.	Toll VA III L.L.C., a Virginia limited liability company.

250.	Toll Van Wyck, LLC, a New York limited liability company.

251.	Toll Vanderbilt I LLC, a Rhode Island limited liability company.

252.	Toll Vanderbilt II LLC, a Rhode Island limited liability company.

253.	Toll Washington Land I LLC, a Washington limited liability company.

254.	Toll WBLH Member LLC, a Maryland limited liability company.

255.	Toll West Coast LLC, a Delaware limited liability company.

256.	Upper K Investors, LLC, a Delaware limited liability company.

257.	Upper K-Shapell, LLC, a Delaware limited liability company.

258.	Vanderbilt Capital LLC, a Rhode Island limited liability company.

259.	Virginia Construction Co. I, LLC, a Virginia limited liability company.

260.	Virginia Construction Co. II, LLC, a Virginia limited liability company.

261.	Westminster Security Systems LLC, a Pennsylvania limited liability company.

262.	Whitehall Management Services, LLC, a Pennsylvania limited liability company.

263.	ZA2GA Wine Co, LLC, a Georgia limited liability company.